UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

January 21, 2020
Date of Report
(Date of earliest event reported)
WSFS Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35638	22-2866913
(State or other jurisdiction of incorporation)	(SEC Commission File Number)	(IRS Employer Identification Number)
500 Delaware Ave,
Wilmington, Delaware, 19801
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (302) 792-6000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WSFS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 40.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operation and Financial Condition

On January 21, 2020, the Registrant issued a press release to report earnings for the quarter ended December 31, 2019. Copies of the press release and 4Q 2019 Earnings Release Supplement are furnished with this Form 8-K as exhibits.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits:
99.1 Press Release dated January 21, 2020
99.2 4Q 2019 Earnings Release Supplement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

WSFS FINANCIAL CORPORATION

Date:	January 22, 2020	By:	/s/ Dominic C. Canuso
Dominic C. Canuso Executive Vice President and Chief Financial Officer